UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Certain Officers

On October 27, 2021, Trinseo PLC (the “Company”) announced that Alice Heezen, the Company’s Senior Vice President, Human Resources is leaving the Company to pursue other opportunities. Effective as of November 29, 2021, Paula M. Cooney, will join the Company as Senior Vice President, Chief Human Resources Officer. Ms. Heezen will serve in an advisory capacity for a period following her termination.

(e) Compensatory Arrangements of Certain Officers

On October 25, 2021, in connection with her termination, Ms. Heezen entered into a separation agreement with the Company’s subsidiary, Trinseo Europe GmbH, pursuant to which Ms. Heezen will continue to receive her base salary through the end of her remaining employment period, and will be eligible to receive the full amount of her 2021 annual cash bonus based on the Company’s actual performance, and with her individual performance goal achievement set at target. Ms. Heezen will also receive continued health and welfare benefits as provided in her employment contract or required by local law. The foregoing summary of the agreement with Ms. Heezen is supplemented and qualified in all respects by reference to the full terms of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference. A copy of the Company’s press release announcing the departure of Ms. Heezen is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01Exhibits.

10.1	Separation Agreement with Alice Heezen dated October 25, 2021
99.1	Press Release dated October 27, 2021
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ Angelo N. Chaclas
	Name:	Angelo N. Chaclas
	Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer & Corporate Secretary

Date: October 27, 2021